Equity share capital and share premium (Tables)	12 Months Ended
Dec. 31, 2022
Equity share capital and share premium
Schedule of equity share capital and share premium

	Total shares (par value €0.01)	Share capital	Share premium
	(million)	$'m	$'m
At December 31, 2020	–	–	–
Share issuance	603	7	5,992
At December 31, 2021	603	7	5,992
Preferred shares issued *	–	260	(3)
Cancellation of ordinary shares	(6)	–	–
At December 31, 2022	597	267	5,989

On July 8, 2022, the Company issued 56,306,306 non-convertible, non-voting 9% cumulative preferred shares of nominal value of €4.44 per preferred share to Ardagh for €250 million (approximately $260 million). The preferred shares are perpetual instruments with no fixed term and are only redeemable at the sole discretion of the Company. The preferred shares provide for annual cumulative dividends that may accumulate indefinitely if not declared. Redemption of the preferred shares at par plus unpaid dividends, as well as the payment of dividends on the preferred shares are entirely at the discretion of the Company, and have therefore been classified as equity. Transaction costs of $3 million related to the issuance of the preferred shares are included in share premium.